AMALGAMATION AGREEMENT

FOREMOST VENTURES CORP.

AND

KWESST INC.

AND

2751530 ONTARIO LTD.

APRIL 30, 2020

AMALGAMATION AGREEMENT

THIS AGREEMENT made as of the 30th day of April, 2020

BETWEEN:

FOREMOST VENTURES CORP., a corporation existing under the Business Corporations Act (British Columbia)

("Foremost")

AND:

KWESST INC., a corporation existing under the Business Corporations Act (Ontario)

("KWESST")

AND:

2751530 ONTARIO LTD., a corporation existing under the Business Corporations Act (Ontario)

("Subco")

(each, a "Party" and collectively, the "Parties")

RECITALS

A. Foremost is a capital pool company within the meaning of the policies of the TSX Venture Exchange.

B. The Parties have agreed, subject to the terms and conditions of this Agreement, to carry out a three-cornered amalgamation constituting the "Qualifying Transaction" of Foremost within the meaning of the policies of the TSX Venture Exchange.

NOW THEREFORE the Parties agree as follows:

ARTICLE 1
GENERAL

1.1 Defined Terms

For the purposes of this Agreement (including the Recitals hereto), the following capitalized words and phrases shall have the following meanings, and grammatical variations of such terms shall have corresponding meanings:

"Affiliate" means a company that is affiliated with another company as described below.  A company is an "Affiliate" of another company if:

(i) one of them is the subsidiary of the other, or

(ii) each of them is controlled by the same Person.

A company is "controlled" by a Person if:

(i) voting securities of the company are held, other than by way of security only, by or for the benefit of that Person, and

(ii) the voting securities, if voted, entitle the Person to elect a majority of the directors of the company.

A Person beneficially owns securities that are beneficially owned by:

(i) a company controlled by that Person, or

(ii) an Affiliate of that Person or an Affiliate of any company controlled by that Person.

"Agent" means PI Financial Corp.

"Agreement" means this Amalgamation Agreement, as it may be amended or supplemented at any time and from time to time after the date hereof.

"Amalco" means a corporation to be named KWESST Inc., the corporation resulting from Amalgamation.

"Amalco Shares" mean the common shares in the capital of Amalco.

"Amalgamation" means the amalgamation of Subco and KWESST pursuant the Business Corporations Act (Ontario) made in accordance with the terms and conditions of this Agreement.

"Articles of Amalgamation" means the articles of amalgamation giving effect to the Amalgamation in the form attached as Schedule "A" hereto.

"Articles of Amendment" means the articles of amendment giving effect to the change of name of Foremost to "KWESST Technologies Inc.", in the form attached as Schedule "B" hereto.

"Associate" shall have the meaning ascribed to such term in the Securities Act (Ontario).

"BCBCA" means the Business Corporations Act (British Columbia) as amended.

"Breaching Party" shall have the meaning ascribed to such term in Section 12.3(c).

"Business Day" means any day other than a Saturday or Sunday or a statutory holiday in Toronto, Ontario.

"Canadian Securities Laws" means the securities legislation in each of the provinces and territories of Canada and the respective regulations together with applicable published rules, regulations, policy statements and national instruments of the Canadian Securities Administrators.

"Certificate of Amalgamation" means the certificate of amalgamation to be issued by the Director giving effect to the Amalgamation.

"Confidential Information" shall have the meaning ascribed to such term in Section 13.8.

"Consolidation Ratio" means the Issuance Price divided by $0.15.

"Constating Documents" means, in respect of a body corporate, the articles and the by-laws, or other charter documents, together with any amendments thereto or replacements thereof.

"Directed Selling Efforts" means directed selling efforts as that term is defined in Regulation S under the U.S. Securities Act.

"Director" means the registrar appointed under the OBCA.

"Dissenting Shareholders" means the KWESST Shareholders who exercise the right of dissent available to them in respect of the KWESST Amalgamation Resolution.

"Effective Date" means the date of the Certificate of Amalgamation.

"Effective Time" means 12:01 a.m. (Eastern time) on the Effective Date.

"Encumbrance" includes any mortgage, pledge, assignment, charge, lien, claim, security interest, adverse interest, adverse claim, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing.

"Escrow Release Conditions" means the conditions set forth in the Subscription Receipt Agreement providing for the automatic exchange of KWESST Subscription Receipts for KWESST Shares.

"Exchange Ratio" shall have the meaning ascribed to such term in Section 2.1(vi)(A).

"Existing KWESST Warrants" means the Existing KWESST 2022 Warrants, the Existing KWESST 2024 Warrants, and the KWESST Compensation Warrants.

"Existing KWESST 2022 Warrants" means the 15,000 currently outstanding share purchase warrants to purchase KWESST Shares exercisable at a price of $0.40 per KWESST Share on or before January 30, 2022.

"Existing KWESST 2024 Warrants" means the 8,500,000 currently outstanding share purchase warrants to purchase KWESST Shares exercisable at a price of $0.20 per KWESST Share on or before June 14, 2024.

"Filing Statement" means the filing statement of Foremost to be prepared in accordance with the requirements of the TSX-V.

"Final Exchange Bulletin" means the bulletin to be issued by the TSX-V evidencing final acceptance of the Qualifying Transaction of Foremost.

"Foremost" means Foremost Ventures Corp., a corporation existing under the BCBCA.

"Foremost Agent's Options" means the currently outstanding broker options exercisable to acquire up to an aggregate of 200,000 common shares of Foremost, issued in connection with the initial public offering of Foremost.

"Foremost Board" means the board of directors of Foremost as may be constituted from time to time.

"Foremost Group" means, collectively, Foremost and Subco.

"Foremost Meeting" means the annual and special meeting to be called by Foremost promptly following the execution of the Agreement to, notably, obtain the approval of the Foremost Shareholders in connection with (i) the Foremost Share Consolidation under Section 2.1(i); (ii) the appointment of the New Directors under Section 2.2; (iii) the appointment of new auditors; and (iv) the change of name of Foremost under Section 2.3.

"Foremost Options" means the 400,000 currently outstanding options to purchase Foremost Shares.

"Foremost Replacement Options" shall have the meaning ascribed to such term in Section 2.1(vi)(C).

"Foremost Replacement Warrants" shall have the meaning ascribed to such term in Section 2.1(vi)(B).

"Foremost Securities Documents" shall have the meaning ascribed to such term in Section 5.4(i).

"Foremost Share Consolidation" means the consolidation of the common shares of Foremost prior to the Effective Date on a ratio equal to the Issuance Price divided by the Consolidation Ratio.

"Foremost Shareholders" means the holders of Foremost Shares.

"Foremost Shares" means the common shares in the capital of Foremost.

"Foremost Stock Option Plan" means the Foremost incentive stock option plan as of November 28, 2017 which provides that the Foremost Board may, from time to time, in its discretion, and in accordance with TSX-V requirements, grant to directors, officers, employees and consultants of Foremost, non-transferable options to purchase Foremost Shares;

"Governmental Authority" means any federal, provincial or local governmental entity, quasi-governmental authority, court, commission, board, bureau, agency or instrumentality, or any regulatory, administrative or other department or agency, or any political or other subdivision, department or branch of any of the foregoing having legal jurisdiction over the activity or Person in question and, for greater certainty, includes the TSX-V.

"IFRS" means International Financial Reporting Standards.

"income tax" means any tax based on or measured by income (including without limitation, based on net income, gross income, income as specifically defined, earnings, profits or selected items of income, earnings or profits) and any interest, penalties and additions to tax with respect to any such tax (or any estimate or payment thereof).

"Intellectual Property" means:

(i) all inventions, arts, processes, compositions of matter, business methods, developments and improvements (whether or not patented or the subject of an application for patent, whether or not patentable and whether or not reduced to practice); and all improvements thereto;

(ii) all patents, pending patent applications and rights to file patent applications for the inventions referred to in paragraph (i);

(iii) all patent disclosures and invention disclosures; and all rights of priority, reissue, divisional, continuation or continuation-in-part applications, revisions, extensions and re-examinations in connection therewith;

(iv) all trade-marks, trade dress, logos, trade names, business names, corporate names and domain names; all translations, adaptations, derivations and combinations thereof; all goodwill associated therewith; and all applications, registrations and renewals in connection therewith;

(v) all copyrightable works and all copyrights; and all applications, registrations and renewals in connection therewith;

(vi) all mask works and all integrated circuit topographies; and all applications, registrations and renewals in connection therewith;

(vii) all industrial designs; and all applications, registrations and renewals in connection therewith;

(viii) all other intellectual and industrial property (whether or not registered or the subject of an application for registration and whether or not registrable);

(ix) all copies and tangible embodiments of any of the foregoing (in whatever form or medium); and

(x) all common law, statutory and contractual rights to the property and rights referred to in this definition.

"Issuance Price" means $0.75 per KWESST Subscription Receipt or any such price as agreed to in writing between KWESST and the Agent.

"ITA" means the Income Tax Act (Canada), as amended and all regulations thereunder.

"KWESST" means KWESST Inc., a corporation existing under the Business Corporations Act (Ontario).

"KWESST Amalgamation Resolution" means the resolution of the shareholders of KWESST to be approved by the KWESST Shareholders at the KWESST Meeting in accordance with the OBCA and approving the Amalgamation and this Agreement.

"KWESST Board" means the board of directors of KWESST as it may be constituted from time to time.

"KWESST Business" means the business of providing defense proprietary software and equipment, conducted by KWESST as of the date hereof.

"KWESST Compensation Warrants" means the common share purchase warrants of KWESST to be issued to the Agent pursuant to the KWESST Financing.

"KWESST Convertible Notes" means $234,515.40 in principal amount of convertible notes of KWESST bearing interest at a rate of 10% per annum and with a maturity date of October 23rd, 2021.

"KWESST Financing" means a brokered private placement of KWESST Subscription Receipts for a price per KWESST Subscription Receipt equal to the Issuance Price, such KWESST Subscription Receipts being issued in accordance with the terms and conditions set forth in the Subscription Agreements and the Subscription Receipt Agreement, to be completed by KWESST prior to the Effective Date, for minimum gross proceeds of $2,000,000, or any such amount agreed to in writing between KWESST and the Agent.

"KWESST Meeting" means the special meeting of KWESST Shareholders to be called by KWESST promptly following the execution of this Agreement, or a unanimous written resolution of the shareholders of KWESST in substitution thereof.

"KWESST Options" means the 925,000 currently outstanding employee options to purchase KWESST Shares exercisable on or before February 28th, 2025 at a price of $0.65 per KWESST Share.

"KWESST Securities" shall have the meaning ascribed to such term in Section 4.14(iv).

"KWESST Subscription Receipts" means a minimum of 2,666,667 KWESST Subscription Receipts issued pursuant to the KWESST Financing, with each KWESST Subscription Receipt being automatically exchanged, without any further action by the holder of such KWESST Subscription Receipt, and for no additional consideration, for one (1) KWESST Share upon the satisfaction of the Escrow Release Conditions.

"KWESST Shareholders" means the holders of KWESST Shares.

"KWESST Shares" means the common shares in the capital of KWESST.

"Letter of Intent" means the Letter of Intent dated March 2, 2020 between KWESST and Foremost related to the Amalgamation.

"Laws" means all laws, by-laws, rules, regulations, orders, ordinances, protocols, codes, instruments, policies, notices, directions and judgments or other requirements having the force of law of any Governmental Authority having jurisdiction over the matter and/or person then being referred to;

"Licensed Intellectual Property" means any Intellectual Property owned by a person other than KWESST and used by KWESST pursuant to a license, sub license, lease, sub-lease, royalty, conditional sale, strategic alliance or other similar arrangement.

"Material Adverse Change" or "Material Adverse Effect" means, with respect to either Party any change, effect, event, occurrence, condition or development that has or could reasonably be expected to have, individually or in the aggregate, a material and adverse impact on the business, operations, results of operations, assets, licenses, permits, concessions, rights or liabilities, capitalization or financial condition of such Party, other than any change, effect, event, occurrence or state of facts relating to the global economy or securities markets in general.

"New Directors" shall have the meaning ascribed to such term in Section 3.5.

"New Management" shall have the meaning ascribed to such term in Section 3.5.

"Non-Breaching Party" shall have the meaning ascribed to such term in Section 12.3(c).

"OBCA" means the Ontario Business Corporations Act as amended.

"Owned Intellectual Property" means any Intellectual Property owned by KWESST.

"Parties" and "Party" means the parties to this Agreement.

"Person" means any corporation, partnership, limited liability company or partnership, joint venture, trust, unincorporated association or organization, business, enterprise or other entity, any individual and any government.

"Post-Consolidation Foremost Share" means the common shares of Foremost after giving effect to the Foremost Share Consolidation.

"Post-Consolidation Foremost Option" shall have the meaning ascribed to such term in Section 2.1(ii).

"Qualifying Transaction" shall have the meaning ascribed thereto in Policy 2.4 of the TSX-V.

"Representatives" when used with respect to any Person, shall mean such Person's directors, officers, employees, representatives, agents, counsel and consultants.

"Resulting Issuer" means an issuer that was formerly a CPC that exists upon issuance of the TSX-V Final Bulletin, which in this instance will be Foremost upon completion of the Qualifying Transaction.

"SEC" means the United States Securities and Exchange Commission.

"Subco" means 2751530 Ontario Ltd., a wholly owned subsidiary of Foremost created for the purpose of effecting the Amalgamation.:

"Subco Amalgamation Resolution" means the resolution of Foremost, as sole shareholder of Subco, passed in accordance with the OBCA and approving the Amalgamation and this Agreement.

"Subco Shares" means the common shares in the capital of Subco.

"Subscription Agreement" means a subscription agreement among KWESST and subscribers to KWESST Subscription Receipts to be entered into in connection with the KWESST Financing.

"Subscription Receipt Agreement" means the subscription receipt agreement to be entered into by KWESST, the Agent, and TMX Trust Company on the closing of the KWESST Financing.

"subsidiary" means, with respect to a specified corporation, any corporation of which more than fifty per cent (50%) of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof are at the time owned directly or indirectly by such specified corporation, and shall include any corporation in like relation to a subsidiary.

"tax" means any tax, levy, charge or assessment imposed by or due any Governmental Authority, together with any interest, penalties, and additions to tax relating thereto, including without limitation, any of the following:

(i) any income tax;

(ii) any franchise, sales, use and value added tax or any license or withholding tax; any payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, alternative or add-on minimum tax; and any customs duties or other taxes;

(iii) any tax on property (real or personal, tangible or intangible, based on transfer or gains);

(iv) any estimate or payment of any of tax described in the foregoing clauses (i) through (iv); and

(v) any interest, penalties and additions to tax with respect to any tax (or any estimate or payment thereof) described in the foregoing clauses (i) through (v).

"Termination Date" means November 30, 2020, or such other date as may agree to by the Parties.

"Transactions" means the series of transactions among Foremost, Subco and KWESST made in accordance with Article 2 hereto.

"TSX-V" means the TSX Venture Exchange.

"TSX-V Final Bulletin" means the exchange bulletin which is issued following the closing of the Qualifying Transaction that evidences the final TSX-V approval of the Qualifying Transaction.

"United States" means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

"U.S. Securities Act" means the United States Securities Act of 1933, as amended.

1.2 Schedules

The following schedules are attached to and incorporated in this Agreement by this reference:

Schedule "A" - Articles of Amalgamation
Schedule "B" - Articles of Amendment
Schedule "C" - KWESST Disclosure Schedules
Schedule "D" - KWESST Options and Warrants
Schedule "E" - Foremost Options
Schedule "F" - Certificate of a U.S. KWESST Shareholder

ARTICLE 2
TRANSACTIONS

2.1 Amalgamation

Subject to the terms and conditions of this Agreement, the following events or transactions shall occur and shall be deemed to occur in the following sequence without any further act or formality:

(i) Foremost Share Consolidation.  Prior to the Effective Time, Foremost shall complete the Foremost Share Consolidation.

(ii) Foremost Post Consolidation Options.  In connection with the Consolidation, the Foremost Options and Foremost Agent's Options outstanding immediately prior to the Foremost Share Consolidation will be exchanged for stock options (the "Post-Consolidation Foremost Options") to purchase such number of Post-Consolidation Foremost Shares equal to the quotient of (A) the number of Foremost Shares subject to the Foremost Options and Foremost Agent's Options immediately outstanding before the Foremost Share Consolidation divided by (B) the Consolidation Ratio, provided that if the foregoing would result in the issuance of a fraction of a Post-Consolidation Foremost Share on any particular exercise of Post-Consolidation Foremost Option, then the number of Post-Consolidation Foremost Shares otherwise issuable shall be rounded down to the nearest whole number of Post-Consolidation Foremost Shares.  The exercise price per Post-Consolidation Foremost Share subject to any such Post-Consolidation Foremost Option shall be an amount (rounded to the nearest fourth decimal place) equal to the product of (A) the exercise price per Foremost Share under the exchanged Foremost Option or Foremost Agent's Option immediately prior to the Effective Time and (B) the Consolidation Ratio (provided that the aggregate exercise price payable on any particular exercise of Post-Consolidation Foremost Options shall be rounded up to the nearest whole cent).  All terms and conditions of the Post-Consolidation Foremost Options, including the term to expiry, conditions to and manner of exercising, will be the same as the Foremost Options and Foremost Agent's Options for which they were exchanged, and shall be governed by the terms of the Foremost Stock Option Plan and any document evidencing a Foremost Option or Foremost Agent's Option shall thereafter evidence and be deemed to evidence any Post-Consolidation Foremost Option.

(iii) Three-cornered Amalgamation.  At the Effective Time, the Parties shall merge by way of a "three-cornered amalgamation" as more specifically set out in Section 2.1(vi) herein.

(iv) Filing of Articles of Amalgamation.  Subco and KWESST shall complete and file the Articles of Amalgamation.

(v) Amalgamation.  Effective on the Effective Date, upon the issue of a Certificate of Amalgamation, Subco and KWESST shall be amalgamated and shall continue as one corporation.

(vi) Exchange of Securities.  At the Effective Time and as a result of the Amalgamation:

(A) Each holder of KWESST Shares outstanding immediately prior to the Effective Time shall receive one (1) Post-Consolidation Foremost Share for each one (1) KWESST Share held (the "Exchange Ratio"), following which all such KWESST Shares shall be cancelled.

(B) Each Existing KWESST Warrant outstanding immediately prior to the Effective Time shall be exchanged for a number of warrants issued by Foremost (the "Foremost Replacement Warrants"), equal to the Exchange Ratio multiplied by the number of common shares of KWESST subject to such Existing KWESST Warrant, each of which such Foremost Replacement Warrant would entitle the holder thereof to acquire one Post-Consolidation Foremost Share, at an exercise price per Foremost Share equal to the exercise price per common share of such Existing KWESST Warrant immediately prior to the Effective Time divided by the Exchange Ratio, provided that the aggregate number of such Foremost Replacement Warrants shall be rounded down to the nearest whole number and the exercise price of such Foremost Replacement Warrants shall be rounded up the nearest whole cent;

(C) Each KWESST Option outstanding immediately prior to the Effective Time shall be exchanged for a number of options granted by Foremost (the "Foremost Replacement Options"), equal to the Exchange Ratio multiplied by the number of common shares of KWESST subject to such KWESST Option, each of which such Foremost Replacement Option would entitle the holder thereof to acquire one Post-Consolidation Foremost Share, at an exercise price per Foremost Share equal to the exercise price per common share of such KWESST Option immediately prior to the Effective Time divided by the Exchange Ratio, provided that the aggregate number of such Foremost Replacement Options shall be rounded down to the nearest whole number and the exercise price of such Foremost Replacement Options shall be rounded up the nearest whole cent;

(D) Foremost shall receive one (1) Amalco Share for each one (1) Subco Share held by Foremost, following which all such Subco Shares shall be cancelled.

(E) Foremost shall become the registered holder of the Amalco Shares and shall be entitled to receive a share certificate representing the number of Amalco Shares to which it is entitled, and Amalco will become a wholly-owned subsidiary of Foremost.

(vii) Dissenting Shareholders that exercise rights of dissent under section 181 of the OBCA in connection with the Amalgamation are entitled to be paid fair value for their KWESST Shares and will be deemed to have surrendered those KWESST Shares to KWESST for cancellation immediately before the Effective Date.

Dissenting Shareholders that exercise rights of dissent under section 185 of the OBCA in connection with the Amalgamation, but that, for any reason, are not entitled to be paid fair value for their KWESST Shares, will be deemed to have participated in the Amalgamation on the same basis as non-dissenting KWESST Shareholders, at the Effective Date, and will receive that number of KWESST Shares to which they are entitled under section 2.1(vi)(A).

(viii) Foremost Share Certificates.  At the Effective Time, the registered holders of KWESST Shares shall become the registered holders of the Foremost Shares to which they are entitled and the share certificates representing the KWESST Shares shall be deemed to be cancelled and, as soon as reasonably practicable following the Effective Time, the holders of such share certificates shall receive share certificates (or by direct registration system) representing the number of Foremost Shares to which they are entitled.

2.2 New Foremost Directors and Officers

At the Effective Time:

(i) All of the current directors and officers of Foremost and Subco shall resign without payment by or any liability to Foremost, KWESST, Subco or Amalco.

(ii) Each such director and officer shall execute and deliver a release in favour of Foremost, KWESST, Subco and Amalco, in a form acceptable to Foremost and KWESST, each acting reasonably.

(iii) The Foremost Board shall consist of the following five (5) directors (collectively, the "New Directors") and management of Foremost shall be comprised of the following persons (collectively, the "New Management"):

NAME	POSITION
Paul Fortin	Director
Paul Mangano	Director
Jeffrey MacLeod	President, CEO and Director
Paul Kania	CFO
David Edward Luxton	Director and Executive Chairman
John William McCoach	Director

2.3 New Foremost Name and Head Office

On or prior to the Effective Date, Foremost will file the Articles of Amendment with the Director in order to change its name to KWESST Technologies Inc., or any other name acceptable to KWESST, and will change its head office to Suite 2900 550 Burrard Street, Vancouver, British Columbia, V6C 0A3.

ARTICLE 3
AMALCO

3.1 Name

The name of Amalco shall be KWESST Inc. or any other name acceptable to KWESST.

3.2 Registered Office

The address of the registered and records office of Amalco shall be Unit 1, 155 Terrence Matthews Crescent Ottawa Ontario K2M 2A8.

3.3 Authorized Capital

Amalco shall be authorized to issue an unlimited number of Amalco Shares.

3.4 Number of Directors

The number of directors of Amalco shall be a minimum of one (1) and a maximum of ten (10).

3.5 Directors and Officers

The directors and officers of Amalco shall be the following persons:

NAME	POSITION
Jeffrey McLeod	President and Director
Paul Kania	Secretary and Director
David Edward Luxton	Director

3.6 By-Laws

The by-laws of Amalco shall, so far as applicable, be the by-laws of Subco until repealed, amended or altered.

3.7 Restriction on Business

There shall be no restrictions on the business which Amalco is authorized to carry on.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF KWESST

KWESST represents and warrants to and in favour of Foremost and Subco as follows and acknowledges that Foremost and Subco are relying on such representations and warranties in connection with this Agreement and completing the transactions contemplated herein:

4.1 Organization and Good Standing

(i) KWESST is a corporation duly organized, validly existing, and in good standing under the OBCA and is not a "reporting issuer" or equivalent under applicable Canadian securities legislation.

(ii) KWESST has no subsidiaries.

(iii) KWESST has the corporate power and authority to own, lease or operate its properties and to carry on its business as now conducted.

(iv) KWESST is duly licensed, registered and qualified, in all material respects, and possesses all material certificates, authorizations, permits or licenses issued by the appropriate regulatory authorities in the jurisdictions necessary to enable its business to be carried on as now conducted and to enable its properties and assets to be owned, leased and operated as they are now, and all such licenses, registrations and qualifications are in good standing, in all material respects.

4.2 Corporate Records

The corporate records and minute books of KWESST as required to be maintained by it under the OBCA are up-to-date, in all material respects, and contain complete and accurate minutes of all meetings of shareholders and the board of directors and any committees thereof and all resolutions consented to in writing.

4.3 Consents, Authorizations and Binding Effect

(i) KWESST may execute, deliver and perform this Agreement without the necessity of obtaining any consent, approval, authorization or waiver, or giving any notice or otherwise, except:

(A) the filing of the Articles of Amalgamation with the Director pursuant to the OBCA;

(B) consents, approvals, authorizations and waivers, which have been obtained (or will be obtained prior to the Effective Date including the approval of KWESST Shareholders), and are unconditional and in full force and effect and notices which have been given on a timely basis; and

(C) those which, if not obtained or made, would not prevent or delay the consummation of the Transactions or otherwise prevent KWESST from performing its obligations under this Agreement and would not be reasonably likely to have a Material Adverse Effect on KWESST.

(ii) KWESST has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to complete the Transactions.

(iii) The KWESST Board has unanimously approved the Amalgamation and the execution, delivery and performance of this Agreement.

(iv) This Agreement has been duly executed and delivered by KWESST and constitutes a legal, valid, and binding obligation of KWESST, enforceable against it in accordance with its terms, except:

(A) as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of creditors' rights or the relief of debtors; and

(B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(v) The execution, delivery, and performance of this Agreement will not:

(A) constitute a violation of the articles or by-laws of KWESST;

(B) conflict with, result in the breach of or constitute a default or give to others a right of termination, cancellation, creation or acceleration of any obligation under or the loss of any material benefit under or the creation of any benefit or right of any third party under any material contract, material permit or material license to which KWESST is a party or as to which any of its property is subject which in any such case would have a Material Adverse Effect on KWESST;

(C) other than as disclosed in Schedule "C", give rise to any right of termination, or acceleration of indebtedness, or cause any indebtedness to come due before its stated maturity, in any case, or give rise to any rights of first refusal or change in control or influence or any restriction or limitation under any such material contract, material permit, or material license to which KWESST is a party or as to which any of its property is subject;

(D) constitute a violation of any law applicable or relating to KWESST or its business; or

(E) result in the creation of any lien upon any of the assets of KWESST.

4.4 Approvals

Other than the consents specified in section 4.3(i), no notices, reports, authorization, consent or approval of, or registration, declaration or filing by KWESST with any federal, provincial or local court, authority or other Governmental Authority is necessary to authorize the execution and delivery of this Agreement, or any and all of the documents and instruments to be delivered under this Agreement by KWESST, or the consummation by KWESST of the Transactions contemplated herein.  Except as otherwise provided for herein, no permit, authorization or consent of any Person is required to be obtained by KWESST for the consummation by KWESST of the Transactions.

4.5 Litigation and Compliance

(i) There are no actions, suits, claims or proceedings, whether in equity or at law or, any governmental investigations pending or, to the knowledge of KWESST, threatened:

(A) against or affecting KWESST or with respect to or affecting any asset or property owned, leased or used by KWESST; or

(B) which question or challenge the validity of this Agreement, or the Transactions or any action taken or to be taken pursuant to this Agreement, or the Transactions, nor is KWESST aware of any basis for any such action, suit, claim, proceeding or investigation.

(ii) KWESST has conducted and is conducting its business in compliance with, and is not in default or violation under, and has not received notice asserting the existence of any default or violation under, any law applicable to its business or operations.

(iii) Neither KWESST, nor any asset of KWESST is subject to any judgment, order, decree, lawsuit or proceeding.

(iv) KWESST has duly filed or made all reports and returns required to be filed by it with any Governmental Authority and has obtained all permits, licenses, consents, approvals, certificates, registrations and authorizations (whether governmental, regulatory or otherwise) which are required in connection with its business and operations and is in material compliance with the terms of such permits, licenses, consents, approvals, certificates, registrations and authorizations.  To KWESST's knowledge, the business of KWESST is not being conducted in violation of any Laws applicable to KWESST and KWESST has complied in all material respects with all orders or rulings of any government or Governmental Authority.  No investigation or review by any Governmental Authority with respect to KWESST is pending or, to KWESST's knowledge, threatened, nor, to KWESST's knowledge, has any Governmental Authority indicated an intention to conduct the same.

4.6 Compliance with Environmental Laws

(i) KWESST has been and is in compliance with all applicable federal, provincial, municipal laws, statutes, ordinances, by-laws and Regulations and orders, directives and decisions rendered by any ministry, department or administrative or regulatory agency ("Environmental Laws") relating to the protection of the environment, occupational health and safety and the manufacture, processing, distribution, use, treatment, storage, disposal, discharge, transport or handling of any pollutants, contaminants, chemicals or industrial, toxic or hazardous wastes or substances ("Hazardous Substances").

(ii) KWESST has obtained all licenses, permits approvals, consents, certificates, registrations and other authorizations under Environmental Laws (the "Environmental Permits") required for the operation of its business.  Each Environmental Permit is valid, subsisting and in good standing and KWESST is not in default or breach of any Environmental Permit and no proceeding is pending, or threatened, to revoke or limit any Environmental Permit.

(iii) KWESST has not received any notice that it is potentially responsible for a federal, provincial, municipal or local clean-up site or corrective action under any Environmental Laws.  KWESST has not received any request for information in connection with any federal, provincial, municipal or local inquiries as to disposal sites.

4.7 Insurance

KWESST maintains property, general liability and third-party insurance and all of such insurance policies are in good standing and in the opinion of management of KWESST are sufficient, in all material respects, to protect KWESST against potential liabilities of the business of KWESST.

4.8 Financial Statements

The financial statements of KWESST for the periods ended March 31, 2020 and December 31, 2017, 2018, and 2019 were prepared in accordance with IFRS in Canada, applied on a consistent basis and fairly presented in all material respects the assets, liabilities and financial condition of KWESST as of the date thereof and the earnings, results of operations and changes in financial position of KWESST for the period then ended.  KWESST has not, since March 31, 2020, made any change in the accounting practices or policies applied in the preparation of its financial statements.  The financial position and condition of KWESST is now at least as good as that shown on or reflected in the financial statements of KWESST.

4.9 Taxes

(i) KWESST has timely filed, or has caused to be timely filed on its behalf, all tax returns required to be filed by it prior to the date hereof, all such tax returns are complete and accurate in all material respects.

(ii) All taxes shown to be due on such tax returns, or otherwise owed, have been timely paid, other than those which are being contested in good faith and in respect of which adequate reserves have been provided in the most recently published financial statements of KWESST.

(iii) No deficiency with respect to any taxes has been proposed, asserted or assessed in writing against KWESST, there are no actions, suits, proceedings, investigations or claims pending or threatened against KWESST in respect of taxes or any matters under discussion with any Governmental Authority relating to taxes, and no waivers or written requests for waivers of the time to assess any such taxes are outstanding or pending.

(iv) KWESST has remitted to the appropriate tax authorities all amounts collected by it in respect of federal goods and services tax and provincial or harmonized sales taxes.

(v) There are no liens for taxes upon any asset of KWESST except liens for taxes not yet due.

4.10 Contracts

(i) Except as set out in Schedule "C" hereto, as of the date hereof, KWESST is not a party to or bound by any contract:

(A) by which title to any assets, rights or properties is retained by a third party as security for an obligation;

(B) which will be at the Effective Date secured by a lien upon any assets, rights or properties as security for an obligation;

(C) relating to the employment of any employees or the rights of employees upon severance or termination;

(D) which contemplates payment on or as a result of a change of control of KWESST;

(E) with a bank or other financial institution relating to borrowed money;

(F) relating to the existence, creation, purchase or sale of any bonds, debentures, or long-term debts;

(G) relating to outstanding letters of credit or constituting an agreement of guarantee or indemnification of the obligations or liabilities (contingent or otherwise) of any other person or relating to commitments to purchase the assets of any other person or to guarantee the price thereof;

(H) relating to the acquisition or disposition of any shares or securities of any entity;

(I) relating to the acquisition, disposition or lease of any business operations or real property;

(J) limiting or restraining KWESST from engaging in any activities or competing with any Person; or

(K) which involves the use of a derivative, including any forward contracts or options

(ii) KWESST and, to the knowledge of KWESST, each of the other parties thereto, is in material compliance with all covenants under any material contract, and no default has occurred which, with notice or lapse of time or both, would directly or indirectly constitute such a default under any material contract, except for such non-compliance or default as has not had and will not have a Material Adverse Effect on KWESST.  Furthermore, there does not exist any state of facts which after notice or lapse of time, or both, will constitute a material default or breach on the part of KWESST under any of the provisions contained in any of the material contracts, commitments or agreements referred to in this section 4.10.

4.11 KWESST Information

KWESST has fully made available to Foremost and its advisers all of the information that they have requested for deciding whether to complete the Transactions.  None of the foregoing representations, warranties and statements of fact and no other statement furnished by or on behalf of KWESST to Foremost or its advisers in connection with the negotiation of the Transactions contemplated by this Agreement contain in respect of KWESST and its business any untrue statement of a material fact or omit to state any material fact necessary to make such statement or representation not misleading to a prospective purchaser of securities of the Resulting Issuer and Foremost Shareholders seeking full information as to KWESST and Amalco and their assets, properties, financial condition, prospects, businesses and affairs.

4.12 Finder's Fees

Except in connection with the KWESST Financing and as disclosed to Foremost and Subco in writing, KWESST has not incurred any obligation or liability, contingent or otherwise, for broker's fees, commissions or finder's fees or other similar fees in respect of the Transactions contemplated by this Agreement.

4.13 Absence of Certain Changes

Except as set out in Schedule "C" hereto, since the Letter of Intent:

(i) there has been no Material Adverse Change to KWESST;

(ii) KWESST has not:

(A) sold, transferred, distributed or otherwise disposed of or acquired a material amount of its assets, or agreed to do any of the foregoing, except in the ordinary course of business;

(B) incurred any liability or obligation of any nature (whether absolute, accrued, contingent or otherwise) which has had or is likely to have a Material Adverse Effect on KWESST;

(C) prior to the date hereof, made or agreed to make any material capital expenditure or commitment;

(D) made or agreed to make any payment to any officer or director;

(E) conducted its operations other than in all material respects in the normal course of business;

(F) entered into any material transaction or material contract, or amended or terminated any material transaction or material contract, except transactions or contracts entered into in the ordinary course of business; and

(G) agreed or committed to do any of the foregoing; and

(iii) there has not been any declaration, setting aside or payment of any dividend or other distribution with respect to KWESST's share capital.

4.14 Capitalization

(i) As of the date hereof, the authorized capital of KWESST consists of an unlimited number of KWESST Shares, of which 30,475,436 KWESST Shares are issued and outstanding.

(ii) All issued and outstanding KWESST Shares have been duly authorized and are validly issued, fully paid and non-assessable and free of any pre-emptive rights.

(iii) There are currently 925,000 KWESST Options outstanding as set forth in Schedule "D".

(iv) There are currently 8,500,000 KWESST 2024 Warrants, 15,000 KWESST 2022 Warrants, as set forth in Schedule "D" (the KWESST Shares, KWESST Options and Existing KWESST Warrants are collectively referred to herein as the "KWESST Securities").

(v) Other than the KWESST Securities and except as set out in Schedule "C" hereto, there are no authorized, outstanding or existing:

(A) voting trusts or other agreements or understandings with respect to the voting of any KWESST Shares to which KWESST is a party;

(B) securities issued by KWESST that are convertible into or exchangeable for KWESST Shares;

(C) there are no agreements, options, warrants or other rights capable of becoming agreements, options or warrants to purchase or subscribe for any KWESST Shares or securities convertible into or exchangeable for any KWESST Shares, in each case granted, extended or entered into by KWESST;

(D) there are no agreements of any kind to which KWESST is party relating to the issuance or sale of any KWESST Shares, any securities convertible, exchangeable or exercisable for KWESST Shares, or requiring KWESST to qualify securities of KWESST for distribution by prospectus under Canadian Securities Laws; or

(E) agreements of any kind which may obligate KWESST to issue or purchase any of its securities, except as disclosed to Foremost.

4.15 Licence and Title

KWESST does not legally or beneficially own, directly or indirectly, any real property.  KWESST is the absolute legal and beneficial owner of, and has good and marketable title to, all of its material property or assets, including all the properties and assets reflected in the balance sheet forming part of KWESST's financial statements for the three months ended March 31, 2020 and the year ended December 31, 2019, except as indicated in the notes thereto, and such properties and assets are not subject to any Encumbrances of any kind and KWESST owns, possesses, or has obtained and is in compliance in all material respects with, all licences, permits, certificates, orders, grants and other authorizations of or from any Governmental Authority necessary to conduct its business as currently conducted, in accordance in all material respects with applicable Laws.

4.16 No Undisclosed Liabilities

(a) There are no material liabilities of KWESST of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which KWESST may become liable on or after the consummation of the transactions contemplated hereby, and KWESST has not guaranteed or indemnified, or agreed to guarantee or indemnify, any debt, liability or other obligation of any person, other than:

(i) liabilities disclosed on or reflected or provided for in the most recent financial statements of KWESST; and

(ii) liabilities incurred in the ordinary and usual course of business of KWESST and attributable to the period since March 31, 2020, none of which has had or may reasonably be expected to have a Material Adverse Effect on KWESST.

(b) Moreover, except as disclosed in Schedule "C", KWESST is not indebted to:

(i) any director, officer or shareholder of KWESST (except for compensation paid in the ordinary course of business, consistent with past practice);

(ii) any individual related to any of the foregoing by blood, marriage or adoption; or

(iii) any Person controlled, directly or indirectly, by any one or more of those Persons referred to in sections 4.16 (b) (i) and (ii)

and none of those Persons referred to in section 4.16 (b) is indebted to KWESST.

4.17 U.S. Securities Laws Matters

KWESST is a "foreign issuer" within the meaning of Regulation S under the U.S. Securities Act, and reasonably believes there is no "substantial U.S. market interest" in the KWESST Shares.  Except with respect to offers and sales in connection with the Amalgamation to KWESST Shareholders who are "accredited investors" (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act) ("Accredited Investors") in the United States, neither KWESST nor any of its affiliates, nor any person acting on its or their behalf, has made or will make, in connection with the Merger:  (A) any offer to sell or any solicitation of an offer to buy any Foremost Shares or KWESST Shares, respectively, to any person in the United States; or (B) any sale of Foremost Shares or KWESST Shares, respectively, unless, at the time the buy order was or will have been originated, the purchaser is:

(i) outside the United States; or

(ii) KWESST, its affiliates, and any person acting on their behalf reasonably believe that the purchaser is outside the United States.

None of KWESST or any person acting on its behalf has made or will make any Directed Selling Efforts in the United States with respect to the Foremost Shares to be issued to KWESST Shareholders or with respect to the KWESST Shares to be issued in the KWESST Financing or has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine, Internet or similar media or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising in connection with the offer and exchange of such Foremost Shares in the United States or the offer and sale of such KWESST Shares in the United States.

4.18 Intellectual Property Representations and Warranties of KWESST.

KWESST hereby represents to Foremost and Subco as follows, and will be deemed to have so represented again at the Effective Time:

(a) except for Licensed Intellectual Property, all of the material Intellectual Property of KWESST or used, in whole or in part, by KWESST in connection with its business, is Owned Intellectual Property;

(b) all Owned Intellectual Property is owned by KWESST is free and clear of encumbrances, covenants, conditions, options to purchase and restrictions or other adverse claims or interests of any kind or nature.  Except as disclosed to Foremost in writing, to the knowledge of the directors and officers of Foremost, all Licensed Intellectual Property is free and clear of material encumbrances, covenants, conditions, options to purchase and restrictions or other adverse claims or interests of any kind or nature;

(c) to the extent that any Owned Intellectual Property used by, or developed on behalf of, KWESST was created by an employee of, or independent contractor or consultant to, KWESST, such persons have each irrevocably assigned to KWESST in writing all rights to such Owned Intellectual Property; neither KWESST has received any notice or claim challenging ownership of or rights by KWESST to such Owned Intellectual Property or suggesting that such person has any claim of legal or beneficial ownership or other claim or interest with respect thereto nor, to the knowledge of the directors and officers of KWESST, is there a reasonable basis for such a claim;

(d) KWESST has documented procedures in place to protect the confidentiality of any and all rights to the Owned Intellectual Property.  Key directors, officers, employees, consultants and independent contractors of KWESST have entered into confidentiality agreements with KWESST in form adequate to protect the Owned Intellectual Property;

(e) to the knowledge of the directors and officers of KWESST, all rights to the Owned Intellectual Property or Licensed Intellectual Property are valid and enforceable.  KWESST has not received any notice or claim challenging or questioning the validity or enforceability of any Owned Intellectual Property or Licensed Intellectual Property.  There is no proceeding which is ongoing or, to the knowledge of the directors and officers of KWESST, alleged, which might result in the Owned Intellectual Property being invalidated, revoked or the subject of a compulsory license.  To the knowledge of the directors and officers of KWESST, there is no proceeding which is ongoing or alleged which might result in the Licensed Intellectual Property being invalidated or revoked or the subject of a compulsory license;

(f) in the case of Licensed Intellectual Property, KWESST has entered into valid and enforceable written agreements (the "License Agreements") pursuant to which KWESST has been granted all material licenses to develop manufacture, import, export, use, reproduce, sub-license, sell, offer for sale, or otherwise exploit the Licensed Intellectual Property to the extent required to operate all material aspects of the Business.  All License Agreements are in full force and effect and neither KWESST nor any licensor is in default of its obligations thereunder.  Correct and complete copies of all License Agreements have been provided to Foremost;

(g) all fees payable in respect of the maintenance of Owned Intellectual Property have been paid and all registrations and applications for registration of any Owned Intellectual Property are in good standing; KWESST has prosecuted, and is prosecuting, such applications diligently.  To the knowledge of the directors and officers of KWESST, all fees payable in respect of the maintenance of the Licensed Intellectual Property have been paid and all registrations and applications for registration of any Licensed Intellectual Property are in good standing; to the knowledge of the directors and officers of KWESST, the licensors of the Licensed Intellectual Property have prosecuted, and are prosecuting, such applications diligently;

(h) to the knowledge of the directors and officers of KWESST, the conduct of its business and the business of its Affiliates and Associates does not infringe any other person's rights to Intellectual Property.  KWESST is not or has not been a party to any action or proceeding nor, to the knowledge of the directors and officers of KWESST, has any action or proceeding been threatened, that alleges that the conduct of the business of KWESST infringes any other person's rights to the Owned Intellectual Property or the Licensed Intellectual Property, nor to the knowledge of the directors and officers of KWESST is there a reasonable basis for such a claim.  To the knowledge of the directors and officers of KWESST, no person has infringed or is infringing the right of KWESST in or to any Owned Intellectual Property or Licensed Intellectual Property; and

(i) KWESST is not a party to any agreement involving the grant by KWESST to any person of any right to the Owned Intellectual Property.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF FOREMOST AND SUBCO

Each of Foremost and Subco represents and warrants to and in favor of KWESST as follows and acknowledges that KWESST is relying on such representations and warranties in connection with this Agreement and completing the Transactions contemplated herein:

5.1 Organization and Good Standing

(i) Each of Foremost and Subco is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

(ii) Each of Foremost and Subco has the corporate power and authority to own, lease, or operate its properties and to carry on its business as now conducted.

5.2 Consents, Authorizations and Binding Effect

(i) Each of Foremost and Subco may execute, deliver, and perform this Agreement without the necessity of obtaining any consent, approval, authorization or waiver, or giving any notice or otherwise, except:

(A) the approval of the Subco Amalgamation Resolution by Foremost as sole shareholder of Subco;

(B) the approval by the Foremost Shareholders at an annual general and special meeting of the Foremost Shareholders of the Articles of Amendment and any other matters the Parties determine is appropriate;

(C) the approval of the TSX-V for the Amalgamation as the Qualifying Transaction of Foremost and the other Transactions contemplated hereby;

(D) consents, approvals, authorizations and waivers, which have been obtained (or will be obtained prior to the Effective Date), and are unconditional and in full force and effect and notices which have been given on a timely basis;

(E) the filing of the Articles of Amalgamation with the Director pursuant to the OBCA;

(F) the filing of the prescribed documents to effect the appointment of the New Directors and the New Management;

(G) the filing of the Articles of Amendment with the Registrar of Companies pursuant to the BCBCA; and

(H) those which, if not obtained or made, would not prevent or delay the consummation of the Transactions or otherwise prevent Foremost and Subco from performing their respective obligations under this Agreement and would not be reasonably likely to have a Material Adverse Effect on the Foremost Group.

(ii) Each of Foremost and Subco has full corporate power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder and to complete the Transactions, subject to the approval of the Subco Amalgamation Resolution by Foremost by written consent resolution.

(iii) The Foremost Board has (i) approved the Transactions and the execution, delivery and performance of this Agreement; and (ii) approved the execution and delivery of the Subco Amalgamation Resolution by Foremost.

(iv) The Subco Board has unanimously approved the Amalgamation and the execution, delivery and performance of this Agreement.

(v) This Agreement has been duly executed and delivered by Foremost and Subco and constitutes a legal, valid, and binding obligation of Foremost and Subco enforceable against each of them in accordance with its terms, except:

(A) as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of creditors' rights or the relief of debtors; and

(B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(vi) The execution, delivery, and performance of this Agreement will not:

(A) constitute a violation of the articles or by-laws of Foremost or the articles or by-laws of Subco;

(B) conflict with, result in the breach of or constitute a default or give to others a right of termination, cancellation, creation or acceleration of any obligation under, or the loss of any material benefit under or the creation of any benefit or right of any third party under any material contract, material permit or material license to which any of Subco and Foremost is a party or as to which any of its property is subject which in any such case would have a Material Adverse Effect on Foremost or Subco;

(C) constitute a violation of any law applicable or relating to any of Foremost and Subco or their respective businesses; or

(D) result in the creation of any lien upon any of the assets of any of Foremost and Subco.

5.3 Litigation and Compliance

(i) There are no actions, suits, claims or proceedings, whether in equity or at law, or any governmental investigations pending or, to the knowledge of Foremost, threatened:

(A) against or affecting any of Foremost and Subco or with respect to or affecting any asset owned, leased or used by any of Foremost and Subco; or

(B) which could question or challenge the validity of this Agreement or the Transactions or any action taken or to be taken pursuant to this Agreement or the Transactions;

nor is Foremost aware of any basis for any such action, suit, claim, proceeding or investigation.

(ii) Each of Foremost and Subco has conducted and is conducting its business in compliance with, and is not in default or violation under, and has not received notice asserting the existence of any default or violation under, any law applicable to the businesses or operations of the Foremost Group.

(iii) Neither of Foremost or Subco, and no asset of any of Foremost and Subco, is subject to any judgment, order or decree entered in any lawsuit or proceeding.

(iv) Each of Foremost and Subco has duly filed or made all reports and returns required to be filed by it with any Governmental Authority and has obtained all permits, licenses, consents, approvals, certificates, registrations and authorizations (whether governmental, regulatory or otherwise) which are required in connection with their respective business and operations.

5.4 Public Filings; Financial Statements

(i) Foremost has filed all documents required pursuant to applicable Canadian Securities Laws (the "Foremost Securities Documents").  As of their respective dates, the Foremost Securities Documents complied in all material respects with the then applicable requirements of the Canadian Securities Laws and, at the respective times they were filed, none of the Foremost Securities Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make any statement therein, in light of the circumstances under which it was made, not misleading.  Foremost has not filed any confidential disclosure reports which have not at the date hereof become public knowledge.

(ii) The financial statements of Foremost for the years ended February 28, 2020 and February 28, 2019 were prepared in accordance with IFRS applied on a consistent basis during the periods involved and fairly present in all material respects the assets, liabilities and financial condition of Foremost as of the respective dates thereof and the earnings, results of operations and changes in financial position of Foremost for the periods then ended.  Except as disclosed in the Foremost Securities Documents, Foremost has not, since February 28, 2020, made any change in the accounting practices or policies applied in the preparation of its financial statements.

(iii) Foremost is now, and on the Effective Date will be, a "reporting issuer" (or its equivalent) under Canadian Securities Laws of each of the Provinces of Alberta and British Columbia.  Foremost is not currently in default in any material respect of any requirement of Canadian Securities Laws or the TSX-V and Foremost is not included on a list of defaulting reporting issuers maintained by any of the securities commissions or similar regulatory authorities in such provinces.

(iv) Except as disclosed in the Foremost Securities Documents, there has not been any reportable event (within the meaning of National Instrument 51- 102 - Continuous Disclosure Obligations of the Canadian Securities Administrators) since February 28, 2019 with the auditors of Foremost.

(v) No order ceasing or suspending trading in securities of Foremost or prohibiting the sale of securities of Foremost has been issued that remains outstanding and, to the knowledge of Foremost, no proceedings for this purpose have been instituted, are pending, contemplated or threatened by any securities commission, self-regulatory organization or the TSX-V.

(vi) Foremost is a "capital pool company" as defined in Policy 2.4 of the TSX-V, the Foremost Shares are listed and posted for trading on the TSX-V and Foremost has never carried on any active business other than as required in connection with the search for and evaluation of a potential Qualifying Transaction.

(vii) Foremost maintains a system of internal accounting controls sufficient to provide reasonable assurance that:  (i) transactions are executed in accordance with management's general or specific authorizations; (ii) access to assets is permitted only in accordance with management's general or specific authorization; and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(viii) There are no contracts with Foremost, on the one hand, and:  (i) any officer or director of Foremost; (ii) any holder of the equity securities of Foremost; or (iii) an associate or affiliate of a person in (i) or (ii), on the other hand.

5.5 Taxes

(i) Each of Foremost and Subco has timely filed, or has caused to be timely filed on its behalf, all tax returns required to be filed by it prior to the date hereof, all such tax returns are complete and accurate in all material respects.

(ii) All taxes shown to be due on such tax returns, or otherwise owed, have been timely paid, other than those which are being contested in good faith and in respect of which adequate reserves have been provided in the most recently published financial statements of Foremost.

(iii) No deficiency with respect to any taxes has been proposed, asserted or assessed in writing against any of Foremost and Subco, there are no actions, suits, proceedings, investigations or claims pending or threatened against any of Foremost and Subco in respect of taxes or any matters under discussion with any Governmental Authority relating to taxes, in each case which are likely to have a Material Adverse Effect on the Foremost Group, and no waivers or written requests for waivers of the time to assess any such taxes are outstanding or pending.

(iv) Each of Foremost and Subco has remitted to the appropriate tax authorities all amounts collected by it in respect of federal goods and services tax and provincial or harmonized sales taxes.

(v) There are no liens for taxes upon any asset of the Foremost Group except liens for taxes not yet due.

5.6 Contracts

(i) Except as set out in this Agreement, as of the date hereof, no Foremost Group Member is a party to or bound by any contract:

(A) by which title to any assets, rights or properties is retained by a third party as security for an obligation;

(B) which will be at the Effective Date secured by a lien upon any assets, rights or properties as security for an obligation;

(C) relating to the employment of any employees or the rights of employees upon severance or termination;

(D) which contemplates payment on or as a result of a change of control of any of Foremost and Subco;

(E) with a bank or other financial institution relating to borrowed money;

(F) relating to the existence, creation, purchase or sale of any bonds, debentures, notes or long-term debts;

(G) relating to outstanding letters of credit or constituting an agreement of guarantee or indemnification of the obligations or liabilities (contingent or otherwise) of any other person or relating to commitments to purchase the assets of any other person or to guarantee the price thereof;

(H) relating to the acquisition or disposition of any shares or securities of any entity;

(I) relating to the acquisition, disposition or lease of any business operations or real property;

(J) limiting or restraining any of Foremost and Subco from engaging in any activities or competing with any Person; or

(K) which involves the use of a derivative, including any forward contracts or options.

(ii) Each of Foremost and Subco and, to the knowledge of Foremost, each of the other parties thereto, is in material compliance with all covenants under any material contract, and no default has occurred which, with notice or lapse of time or both, would directly or indirectly constitute such a default under any material contract, except for such non-compliance or default as has not had and will not have a Material Adverse Effect on the Foremost Group.

5.7 Absence of Certain Changes

Except as contemplated by this Agreement, since the Letter of Intent:

(i) there has been no Material Adverse Change in the Foremost Group;

(ii) no Foremost Group Member has:

(A) sold, transferred, distributed, or otherwise disposed of or acquired a material amount of its assets, or agreed to do any of the foregoing, except in the ordinary course of business;

(B) incurred any liability or obligation of any nature (whether absolute, accrued, contingent or otherwise) which has had or is likely to have a Material Adverse Effect on the Foremost Group;

(C) prior to the date hereof, made or agreed to make any material capital expenditure or commitment;

(D) made or agreed to make any payment to any officer or director;

(E) conducted its operations other than in all material respects in the normal course of business;

(F) entered into any material transaction or material contract, or amended or terminated any material transaction or material contract, except transactions or contracts entered into in the ordinary course of business; and

(G) agreed or committed to do any of the foregoing; and

(iii) there has not been any declaration, setting aside or payment of any dividend or other distribution with respect to Foremost's share capital.

5.8 Subco

(i) Subco was duly incorporated under the OBCA and all of its issued and outstanding shares are held by Foremost.

(ii) All of the outstanding Subco Shares are free and clear of all liens.

(iii) Foremost does not own, directly or indirectly, any equity interest of or in any entity or enterprise organized under the laws of any domestic or foreign jurisdiction other than Subco.

(iv) All outstanding Subco Shares have been duly authorized and are validly issued, fully paid and non-assessable.

5.9 Capitalization

(i) As at the date hereof, the authorized capital of Foremost consists of an unlimited number of Foremost Shares, of which 4,000,000 Foremost Shares are issued and outstanding.

(ii) There are currently 400,000 Foremost Options outstanding and 200,000 Foremost Agent's Options outstanding, as set forth in Schedule "E" hereto.

(iii) All issued and outstanding Foremost Shares have been duly authorized and are validly issued, fully paid and non-assessable, free of pre-emptive rights.

(iv) Except as set out paragraph 5.9(ii) regarding the Foremost Options and the Foremost Agent's Options, and the Foremost Shares to be issued under the Amalgamation, there are no authorized, outstanding or existing:

(A) voting trusts or other agreements or understandings with respect to the voting of any Foremost Shares to which any of Foremost and Subco is a party;

(B) securities issued by any of Foremost and Subco that are convertible into or exchangeable for any Foremost Shares or Subco Shares, whichever the case;

(C) agreements, options, warrants, or other rights capable of becoming agreements, options or warrants to purchase or subscribe for any Foremost Shares or Subco Shares, whichever the case, or securities convertible into or exchangeable or exercisable for any such common shares, in each case granted, extended or entered into by any of Foremost and Subco;

(D) agreements of any kind to which any of Foremost and Subco is party relating to the issuance or sale of any Foremost Shares or Subco Shares, whichever the case, or any securities convertible into or exchangeable or exercisable for any Foremost Shares or requiring Foremost to qualify securities of any of Foremost and Subco for distribution by prospectus under Canadian Securities Laws; or

(E) agreements of any kind which may obligate Foremost or Subco to issue or purchase any of its securities.

5.10 Licence and Title

Foremost does not legally or beneficially own, directly or indirectly, any real property.  Foremost is the absolute legal and beneficial owner of, and has good and marketable title to, all of its material property or assets, including all the properties and assets reflected in the balance sheet forming part of Foremost's financial statements for the year ended February 28, 2020, except as indicated in the notes thereto, and such properties and assets are not subject to any Encumbrances of any kind and Foremost owns, possesses, or has obtained and is in compliance in all material respects with, all licences, permits, certificates, orders, grants and other authorizations of or from any Governmental Authority necessary to conduct its business as currently conducted, in accordance in all material respects with applicable Laws.

5.11 No Undisclosed Liabilities

There are no material liabilities of the Foremost Group of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which any of Foremost and Subco may become liable on or after the consummation of the Transactions contemplated hereby other than:

(i) liabilities disclosed on or reflected or provided for in the most recent financial statements of Foremost included in the Foremost Securities Documents; and

(ii) liabilities incurred in the ordinary and usual course of business of the Foremost Group and attributable to the period since February 28, 2020 none of which has had or may reasonably be expected to have a Material Adverse Effect on Foremost or Subco.

5.12 Due Diligence Investigations

All information relating to the business, assets, liabilities, properties, capitalization or financial condition of Foremost and Subco provided by any of Foremost and Subco or any of its Representatives to KWESST is true, accurate and complete in all material respects.

5.13 Brokers

Foremost has not retained any broker or finder in connection with the Amalgamation or the other transactions contemplated hereby, nor has Foremost incurred any liability to any broker or finder by reason of any such transaction.

5.14 U.S. Securities Laws Matters

Foremost is a "foreign issuer" within the meaning of Regulation S under the U.S. Securities Act, and reasonably believes there is no "substantial U.S. market interest" in the Foremost Shares or the Foremost Shares.  Except with respect to offers and sales in connection with the Amalgamation to the KWESST Shareholders who are Accredited Investors in the United States, neither Foremost nor any of its affiliates, nor any person acting on its or their behalf, has made or will make, in connection with the Amalgamation:  (A) any offer to sell, or any solicitation of an offer to buy, any Foremost Shares or Foremost Shares, respectively, to any person in the United States; or (B) any sale of Foremost Shares, unless, at the time the buy order was or will have been originated, the purchaser is (i) outside the United States or (ii) Foremost, its affiliates, and any person acting on their behalf reasonably believe that the purchaser is outside the United States.  None of Foremost, any of its affiliates or any person acting on its or their behalf has made or will make any Directed Selling Efforts in the United States with respect to the Foremost Shares to be issued to KWESST Shareholders or with respect to the KWESST Shares to be issued in the KWESST Financing or has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine, Internet or similar media or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising in connection with the offer and exchange and offer and sale of such shares in the United States.

ARTICLE 6
COVENANTS OF KWESST

From and after the date hereof and until the Effective Date (except as hereinafter otherwise provided), unless Foremost shall otherwise consent in writing, which consent shall not be unreasonably withheld, conditioned or delayed:

6.1 Access

KWESST shall permit:

(i) Foremost and its Representatives to have reasonable access at reasonable times to all books, accounts, records, contracts, files, correspondence, tax records, and documents of or relating to KWESST including auditors' working papers and management letters and to discuss such matters with the executive officers of KWESST; KWESST shall make available to Foremost and its Representatives all other information concerning its business in its possession or under its control as Foremost may reasonably request;

(ii) Foremost and its Representatives to conduct such reasonable reviews, inspections, surveys, tests, and investigations of the assets of KWESST as it deems necessary or advisable, provided such reviews are conducted at reasonable times and in a reasonable manner; and

(iii) Foremost and its Representatives to conduct a full financial, business, legal, environmental, pension, labour and other due diligence investigations with respect to KWESST.

6.2 Ordinary Course

Other than as herein contemplated, KWESST shall not:

(i) issue any securities;

(ii) make any expenditures, other than in the ordinary course of business and other than in connection with the completion of the Transactions;

(iii) incur any debt, except in the ordinary course of business consistent with past practice;

(iv) declare or pay any dividend or distribute any of its assets to KWESST Shareholders;

(v) enter into any material contract, other than in the ordinary course of business consistent with past practice;

(vi) alter or amend its articles or by-laws;

(vii) engage in any business enterprise or other activity different from that carried on as of the date hereof;

(viii) sell, pledge, lease, dispose of, grant any interest in, encumber or agree to sell, pledge, lease, dispose of, grant any interest in or encumber any of its assets;

(ix) redeem, purchase or offer to purchase any of its share or other securities;

(x) acquire, directly or indirectly, any material assets, including but not limited to securities of other companies;

(xi) incur or commit to incur any indebtedness for borrowed money or issue any debt securities; or

(xii) approve, authorize or implement any change to the business, financial condition or management of KWESST.

6.3 Closing Conditions

KWESST shall use all commercially reasonable efforts to cause all of the conditions to the obligations of KWESST under this Agreement to be satisfied on or prior to the Effective Date (to the extent the satisfaction of such conditions is within the control of KWESST).

6.4 Stock Exchange Listing

KWESST shall use all commercially reasonable best efforts to assist Foremost in obtaining the conditional approval of the TSX-V to the Transactions and the listing of the Post-Consolidation Foremost Shares issuable to KWESST Shareholders, which shall include the filing of the Filing Statement and all ancillary documents with the TSX-V.

6.5 KWESST Financing

KWESST shall complete the KWESST Financing for sufficient minimum gross proceeds in order for Foremost to meet the listing requirements of the TSX-V following the completion of the Amalgamation.

6.6 KWESST Meeting

KWESST shall use its reasonable commercial efforts to cause all KWESST Shareholders to vote in favor of the Transactions, including the Amalgamation and related matters, or to provide a unanimous written resolution of the shareholders to that effect, and not to take any action contrary to, or in opposition to the Transactions.  In addition, KWESST shall provide Foremost, on a timely basis, with all relevant information concerning itself and its business, property, operations and financial statements for inclusion in the Foremost information circular and that such information will contain no untrue statement of a material fact and will not omit to state a material fact that is required to be stated or that is necessary to make a statement therein not misleading in the light of the circumstances in which it will be made, and such information will constitute full, true and plain disclosure of all material facts relating to the particular matters concerning KWESST to be acted upon by the Foremost Shareholders at the Foremost Meeting.

ARTICLE 7
COVENANTS OF FOREMOST

From and after the date hereof and until the Effective Date (except as hereinafter otherwise provided), unless KWESST shall otherwise consent in writing, which consent shall not be unreasonably withheld, conditioned or delayed:

7.1 Access

Foremost shall permit, and shall cause Subco to permit:

(a) KWESST and its Representatives to have reasonable access at reasonable times to all books, accounts, records, contracts, files, correspondence, tax records, and documents of or relating to the Foremost Group including auditor's working papers and management letters and to discuss such matters with the executive officers of the Foremost Group; Foremost shall make available to KWESST and its Representatives a copy of each report or other document filed pursuant to applicable securities laws and all other information concerning its business in its possession or under its control as KWESST may reasonably request;

(b) KWESST and its Representatives to conduct such reasonable reviews, inspections, surveys, tests, and investigations of the assets of the Foremost Group as they deem necessary or advisable provided such reviews are conducted at reasonable times and in a reasonable manner; and

(c) KWESST and its Representatives to conduct a full financial, business, legal, environmental, pension, labour and other due diligence investigations with respect to the Foremost Group.

7.2 Ordinary Course

Other than as contemplated herein, each of Foremost and Subco will not:

(a) issue any securities, other than pursuant to the exercise of the Foremost Options or the Foremost Agent's Options;

(b) make any expenditures, other than in connection with ongoing public filing requirements and the completion of the Transactions;

(c) declare or pay any dividends or distribute any of its assets to shareholders;

(d) enter into any contracts other than the contracts in connection with the Transactions contemplated herein;

(e) alter or amend its articles or by-laws;

(f) engage in any business enterprise or other activity different from that carried on as of the date hereof;

(g) sell, pledge, lease, dispose of, grant any interest in, encumber or agree to sell, pledge, lease dispose of, grant any interest in or encumber any of its assets;

(h) redeem, purchase or offer to purchase any of its common shares or other securities;

(i) acquire, directly or indirectly, any assets, including but not limited to securities of other companies;

(j) incur or commit to incur any indebtedness for borrowed money or issue any debt securities; or

(k) approve, authorize or implement any change to the business, financial condition or management of Foremost or Subco.

7.3 Foremost Meeting

Foremost shall use its reasonable commercial efforts to cause all Foremost Shareholders to vote in favor of the Transactions and related matters, and not to take any action contrary to, or in opposition to the Transactions.

7.4 Closing Conditions

Foremost shall use all commercially reasonable efforts to cause all of the conditions to the obligations of the Foremost Group under this Agreement to be satisfied on or prior to the Effective Date (to the extent the satisfaction of such conditions is within the control of Foremost).

7.5 Filing Statement and Financial Statements

Foremost shall use all commercially reasonable efforts to prepare the Filing Statement as soon as practicable following execution of this Agreement and to file said Filing Statement with the TSX-V, and prepare as promptly as possible any other documents required by applicable legislation and/or regulation in connection with all shareholder and regulatory approvals required in respect of the Transactions and the other matters contemplated hereby.

7.6 Subco

Foremost, as sole shareholder of Subco, shall execute and deliver a written consent resolution approving the Subco Amalgamation Resolution and the Amalgamation.

ARTICLE 8
OTHER COVENANTS OF THE PARTIES

8.1 Consents and Notices

Promptly after the date hereof and, if necessary, for a reasonable time after the Effective Date:

(a) The Parties shall use all commercially reasonable efforts, and shall cooperate with each other to obtain, all consents, waivers, approvals, and authorizations which may be necessary to effect the Transactions including, without limitation, obtaining those consents, waivers, approvals, and authorizations described in Section 3 hereof and Section 5.2 hereof and shall provide copies of such documents to the other Party.

(b) Each of KWESST, Foremost and Subco will promptly execute and file, or join in the execution and filing of, any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Authority which may be reasonably required, or which any other Party may reasonably request in connection with the consummation of the Transactions contemplated by this Agreement and shall provide copies of such documents to the other Party.  Each of KWESST, Foremost and Subco will use all commercially reasonable efforts to obtain promptly all such authorizations, approvals and consents.

8.2 Filing Statement

(a) Foremost shall prepare and deliver a first draft of the Filing Statement and all related required disclosure (including financial statements) to KWESST as soon as practicable following the date of this Agreement, and the parties shall make commercially reasonable efforts to resolve all disclosure matters to finalize the Filing Statement and file the Filing Statement with the TSX-V as soon as practicable after the date of this Agreement.

(b) KWESST covenants that none of the information regarding KWESST to be supplied by KWESST that is required to be included or incorporated by reference in the Filing Statement will as of the date of such document contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  If, at any time prior to the Effective Time, any event with respect to KWESST or its officers and directors shall occur that is required to be described in the Filing Statement, KWESST shall give prompt notice to Foremost of such event and shall prepare a supplement or amendment to the Filing Statement, if such supplement or amendment, as applicable, is required.

(c) Foremost covenants that none of the information regarding Foremost and Subco that will be included or incorporated by reference in the Filing Statement, will, as of the date of such document, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  If at any time prior to the Effective Time any event with respect to Foremost, its officers and directors or any of Foremost and Subco shall occur that is required to be described in the Filing Statement, Foremost shall give prompt notice to KWESST of such event and shall cooperate in the preparation of a supplement or amendment to the Filing Statement if such supplement or amendment, as applicable, is required.

8.3 Public Statements

The Parties will advise each other, in advance, of any public statement which they propose to make in respect of the Transactions contemplated herein, provided that no Party shall be prevented from making any disclosure statement which is required to be made by law or any rule of stock exchange or similar organization to which it is bound.

8.4 Non-Solicitation

(a) From and after the date hereof until the termination of this Agreement, none of KWESST nor any of its Representatives (other than to the extent required by law) shall, directly or indirectly, (i) solicit, encourage or conduct discussions with or engage in negotiations with any Person, other than Foremost, relating to the possible acquisition of KWESST (whether by way of merger, purchase of shares, purchase of assets or otherwise) or any material portion of its shares or assets, (ii) provide information with respect to KWESST to any Person, other than the Parties, relating to the possible acquisition of KWESST (whether by way of merger, purchase of shares, purchase of assets or otherwise) or any material portion of its shares or assets, (iii) enter into an agreement with any Person, other than the Parties, providing for the acquisition of such Party (whether by way of merger, purchase of shares, purchase of assets or otherwise) or any material portion of its shares or assets, or (iv) make or authorize any statement, recommendation or solicitation in support of any possible acquisition of such Party (whether by way of merger, purchase of shares, purchase of assets or otherwise) or any material portion of its shares or assets by any Person, other than by the Parties.  In addition to the foregoing, if KWESST or any of its Representatives receives any unsolicited offer or proposal to enter negotiations relating to any of the above, KWESST shall immediately notify Foremost thereof, including information as to the identity of the offeror or the party making any such offer or proposal and the specific terms of such offer or proposal, as the case may be.  Notwithstanding the foregoing, this section does not restrict, limit or prohibit the KWESST Board from exercising its fiduciary duties under applicable law where in the good faith judgment of the KWESST Board, after consultation with outside legal counsel, failure to take such action would be inconsistent with the exercise of its fiduciary duties.

(b) From and after the date hereof until the termination of this Agreement, none of Foremost or any of its Representatives (other than to the extent required by law) shall, directly or indirectly, (i) solicit, encourage or conduct discussions with or engage in negotiations with any Person, other than KWESST, relating to the possible acquisition of Foremost (whether by way of merger, purchase of shares, purchase of assets or otherwise) or any material portion of its shares or assets, (ii) provide information with respect to Foremost to any Person, other than the Parties, relating to the possible acquisition of Foremost (whether by way of merger, purchase of shares, purchase of assets or otherwise) or any material portion of its shares or assets, (iii) enter into an agreement with any Person, other than the Parties, providing for the acquisition of such Party (whether by way of merger, purchase of shares, purchase of assets or otherwise) or any material portion of its shares or assets, or (iv) make or authorize any statement, recommendation or solicitation in support of any possible acquisition of such Party (whether by way of merger, purchase of shares, purchase of assets or otherwise) or any material portion of its shares or assets by any Person, other than by the Parties.  In addition to the foregoing, if Foremost or any of its Representatives receives any unsolicited offer or proposal to enter negotiations relating to any of the above, Foremost shall immediately notify KWESST thereof, including information as to the identity of the offeror or the party making any such offer or proposal and the specific terms of such offer or proposal, as the case may be.  Notwithstanding the foregoing, this section does not restrict, limit or prohibit the Foremost Board from exercising its fiduciary duties under applicable law where in the good faith judgment of the Foremost Board, after consultation with outside legal counsel, failure to take such action would be inconsistent with the exercise of its fiduciary duties.

8.5 Exemptions from Registration Requirements of U.S. Securities Laws

The Parties hereto intend for the issuances and exchanges of shares contemplated hereby to be exempt from the registration requirements of any applicable United States federal and state securities laws and, accordingly, each agrees to take such further commercially reasonable actions (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request with regards to ensuring the availability of and maintaining such exemptions.  The Foremost Shares to be issued to the KWESST Shareholders that are outside the United States will be issued in "offshore transactions" (as such term is defined in Regulation S under the U.S. Securities Act) in reliance on Regulation S under the U.S. Securities Act, and the Foremost Shares to be issued to the KWESST Shareholders that are in the United States will be issued to Accredited Investors in reliance on Rule 506(b) of Regulation D under the U.S. Securities Act.  Each KWESST Shareholder that is in the United States will be required to sign and deliver a certificate in the form attached hereto as Schedule "E" in order to make the necessary representations and warranties to confirm the availability of this exemption from registration under the U.S. Securities Act prior to receipt of the Foremost Shares.  Each KWESST Shareholder that does not sign and deliver such certificate will be deemed to be representing and warranting that such KWESST Shareholder is not in the United States.  The Foremost Shares to be issued to the KWESST Shareholders in the United States in connection with the Amalgamation will be "restricted securities" within the meaning of Rule 144(a)(3) under the U.S. Securities Act.  Each certificate representing such Foremost Shares issued to holders in the United States will bear a legend in substantially the form that follows:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE U.S. SECURITIES ACT.  THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT."

8.6 Tax Deductions and Withholdings

Foremost and KWESST shall be entitled to deduct and withhold from any consideration otherwise payable pursuant to Transactions contemplated by this Agreement to KWESST Shareholders such amounts as are required to be deducted and withheld with respect to such payment under the ITA or any provision of provincial, state, local or foreign tax law, in each case as amended; to the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the KWESST Shareholders in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

ARTICLE 9
CONDITIONS TO OBLIGATIONS OF FOREMOST

9.1 Conditions Precedent to Completion of the Transactions

The obligation of Foremost and Subco to complete the Transactions is subject to the satisfaction of the following conditions on or prior to the Effective Date, each of which may be waived by Foremost and Subco:

(a) The representations and warranties of KWESST set forth in Article 4 qualified as to materiality shall be true and correct, and the representations and warranties not so qualified shall be true and correct in all material respects as of the date of this Agreement and on the Effective Date as if made on the Effective Date, except where any failure or breach of a representation or warranty would not, individually or in the aggregate, have a Material Adverse Effect on KWESST and Foremost shall have received a certificate signed on behalf of KWESST by an executive officer thereof to such effect dated as of the Effective Date;

(b) KWESST shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or on the Effective Date and Foremost shall have received a certificate signed on behalf of KWESST by an executive officer thereof to such effect dated as of the Effective Date;

(c) There shall not have occurred any Material Adverse Change in KWESST since the date of this Agreement;

(d) There shall not be any legal proceeding or regulatory actions or proceedings against KWESST at the Effective Date which may have a material adverse effect on KWESST, its business, assets, or financial condition;

(e) There shall not be an inquiry or investigation (whether formal or informal) in relation to KWESST or its respective directors or officers commenced or threatened by any securities commission or official of the TSX-V or regulatory body having jurisdiction such that the outcome of such inquiry or investigation could have a Material Adverse Effect on KWESST, its business, assets or financial condition;

(f) If the KWESST Meeting is convened, not more than 5% of the KWESST Shareholders will have exercised rights of dissent in relation to the Amalgamation and KWESST will have provided to Foremost a certificate of an officer of KWESST certifying on the Effective Date the number of KWESST Shares in respect of which, to such officer's knowledge, the holders have exercised rights of dissent;

(g) All of the Principals (as defined in the policies of the TSX-V) of KWESST shall be acceptable to the TSX-V;

(h) On completion of the Transactions, each of the Persons as required by the TSX-V shall have entered into an escrow agreement upon the terms and conditions imposed pursuant to the policies of the TSX-V;

(i) Foremost shall have received from KWESST:  (i) a copy of the Constating Documents of KWESST, certified by a duly authorized officer of KWESST to be true and complete as of the Effective Date; and (ii) a certificate or the equivalent, dated not more than three days prior to the Effective Date, of the jurisdiction of incorporation of KWESST as to the corporate good standing thereof;

(j) There being no other issued and outstanding securities in the capital of KWESST other than as disclosed herein and in relation to the KWESST Financing;

(k) Foremost shall have received from KWESST a copy, certified by a duly authorized officer thereof to be true and complete as of the Effective Date, of the certified records of all corporate action taken to authorize the execution, delivery and performance of this Agreement and the Transactions contemplated hereby;

(l) KWESST shall have completed the KWESST Financing for sufficient minimum gross proceeds in order for Foremost to meet the listing requirements of the TSX-V following the completion of the Amalgamation; and

(m) KWESST shall have provided such other opinions, customary certificates, resolutions and other closing documents as may be required by Foremost, acting reasonably.

ARTICLE 10
CONDITIONS TO OBLIGATIONS OF KWESST

10.1 Conditions Precedent to Completion of the Transactions

The obligation of KWESST to complete the Transactions is subject to the satisfaction of the following conditions on or prior to the Effective Date, each of which may be waived by KWESST:

(a) The representations and warranties of Foremost and Amalco set forth in Article 5 qualified as to materiality shall be true and correct, and the representations and warranties not so qualified shall be true and correct in all material respects as of the date hereof and on the Effective Date as if made on the Effective Date, except where any failure or breach of a representation or warranty would not, individually or in the aggregate have a Material Adverse Effect on Foremost or Subco and KWESST shall have received certificates signed on behalf of Foremost and Subco, respectively, by an executive officer thereof to such effect dated as of the Effective Date;

(b) Foremost and Subco shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Foremost and Subco, respectively, prior to or on the Effective Date and KWESST shall have received certificates signed on behalf of Foremost and Subco, respectively, by an executive officer thereof to such effect dated as of the Effective Date;

(c) There shall not have occurred any Material Adverse Change in the Foremost Group since the date of this Agreement;

(d) There shall no be any legal proceeding or regulatory actions or proceedings against Foremost at the Effective Date which may have a material adverse effect on Foremost, its business, assets, or financial condition;

(e) There shall not be an inquiry or investigation (whether formal or informal) in relation to Foremost or its respective directors or officers commenced or threatened by any securities commission or official of the TSX-V or regulatory body having jurisdiction such that the outcome of such inquiry or investigation could have a Material Adverse Effect on Foremost, its business, assets or financial condition;

(f) The Post-Consolidation Foremost Shares exchanged for each KWESST Share in accordance with Section 2.1(vi) being issued as fully paid and non-assessable common shares in the capital of Foremost, free and clear of any and all encumbrances, liens, charges and demands of whatsoever nature;

(g) Foremost, as the sole shareholder of Subco, shall have approved in writing the Subco Amalgamation Resolution;

(h) Provided the Foremost Shareholders have approved the filing of the Articles of Amendment, Foremost shall have filed the Articles of Amendment in accordance with the BCBCA in respect of the name change of Foremost;

(i) Foremost shall have positive working capital as at the Effective Date (excluding costs incurred to complete the Transactions contemplated herein) of a minimum of $100,000;

(j) Foremost shall not be in default of the requirements of the TSX-V and any securities regulatory authority and no order shall have been issued preventing the Qualifying Transaction or the trading of any securities of Foremost;

(k) All of the current directors and officers of Foremost and Subco shall have resigned without payment by or any liability to Foremost, KWESST, Subco or Amalco, and each such director and officer shall have executed and delivered a mutual release in favor of Foremost, Subco, KWESST and Amalco, in a form acceptable to Foremost and KWESST, each acting reasonably;

(l) There being no other issued and outstanding securities in the capital of Foremost other than as disclosed herein;

(m) KWESST shall have received:  (i) a copy of the Constating Documents of each of Foremost and Subco, certified by a duly authorized officer of Foremost and Subco, as the case may be, to be true and complete as of the Effective Date; and (ii) a certificate or the equivalent, dated not more than three days prior to the Effective Date, of the jurisdiction of incorporation of each of Foremost and Subco as to the corporate good standing thereof;

(n) KWESST shall have received from each of Foremost and Subco a copy, certified by a duly authorized officer thereof to be true and complete as of the Effective Date, of the records of all corporate action taken to authorize the execution, delivery and performance of this Agreement and the Transactions contemplated hereby; and

(o) KWESST shall have provided such other opinions, customary certificates, resolutions and other closing documents as may be required by Foremost, acting reasonably.

ARTICLE 11
MUTUAL CONDITIONS PRECEDENT

11.1 Mutual Conditions Precedent

The obligations of the Foremost Group and KWESST to complete the Transactions are subject to the satisfaction of the following conditions on or prior to the Effective Date, each of which may be waived only with the consent in writing of Foremost, and KWESST:

(a) All consents, waivers, permits, exemptions, orders, consents and approvals required to permit the completion of the Transactions, the failure of which to obtain could reasonably be expected to have a Material Adverse Effect on KWESST or the Foremost Group or the completion of the Transactions, shall have been obtained;

(b) No temporary restraining order, preliminary injunction, permanent injunction or other order preventing the consummation of the Transactions shall have been issued by any federal, state, or provincial court (whether domestic or foreign) having jurisdiction and remain in effect;

(c) The completion of the Transactions shall not be prohibited by any applicable Laws;

(d) The KWESST Shareholders shall have approved the KWESST Amalgamation Resolution at the KWESST Meeting;

(e) KWESST and Subco shall have filed Articles of Amalgamation in accordance with the OBCA in respect of the Amalgamation and the Amalgamation shall be effective;

(f) The Foremost Shareholders shall have approved the New Directors and the filing of the Articles of Amendment;

(g) Foremost shall have completed the Foremost Share Consolidation;

(h) The Post-Consolidation Foremost Shares to be issued pursuant to the Amalgamation shall have been conditionally approved for listing on the TSX-V, subject to customary conditions;

(i) Foremost shall have received conditional approval of the Amalgamation as Foremost's "Qualifying Transaction" by the TSX-V, together with any other approvals of the TSX-V necessary to complete the transactions contemplated in this Agreement;

(j) On the Effective Date, no cease trade order or similar order relating to the Foremost Shares, the KWESST Shares or the Amalco Shares shall be in effect;

(k) There shall not be pending or threatened any suit, action or proceeding before any court or Governmental Authority, agency or tribunal, domestic or foreign, that has a significant likelihood of success, seeking to restrain or prohibit the consummation of the Transactions or any of the other transactions contemplated by this Agreement or seeking to obtain from Foremost, Subco or KWESST any damages that are material in relation to Foremost, Subco and KWESST;

(l) The distribution of the Foremost Shares pursuant to the Amalgamation shall be exempt from the prospectus and registration requirements of applicable Canadian Securities Law either by virtue of exemptive relief from the securities regulatory authorities of each of the provinces of Canada or by virtue of applicable exemptions under Canadian Securities Laws and shall not be subject to resale restrictions under applicable Canadian Securities Laws (other than as applicable to control persons) or pursuant to section 2.6 of National Instrument 45-102 - Resale of Securities of the Canadian Securities Administrators);

(m) This Agreement shall not have been terminated in accordance with its terms; and

(n) Each of the Parties shall be satisfied that the exchange of KWESST Shares for Foremost Shares shall be qualified or exempt from registration or qualification under all applicable United States federal and state securities laws.

ARTICLE 12
CLOSING

12.1 Effective Date

The Amalgamation shall be completed on the Effective Date and shall be effective at the Effective Time.

12.2 Closing

The closing of the Transactions shall take place on the Effective Date or on such other date as KWESST and Foremost may agree.  Unless this Agreement is terminated pursuant to the provisions hereof, at closing, KWESST and Foremost shall deliver to the other Party, as the case may be:

(a) the documents required or contemplated to be delivered by it hereunder in order to complete, or necessary or reasonably requested to be delivered by it by the other Party in order to effect, the Transactions, provided that each such document required to be dated the Effective Date shall be dated as of, or become effective on, the Effective Date and shall be held in escrow to be released upon the Amalgamation becoming effective; and

(b) written confirmation as to the satisfaction or waiver of all the conditions in its favour contained herein.

12.3 Termination of this Agreement

This Agreement may be terminated at any time prior to the Effective Time:

(a) by mutual written consent of Foremost and KWESST;

(b) by a Party if a condition in its favour or a mutual condition is not satisfied by the Termination Date except where such failure is the result of a breach of this Agreement by such Party;

(c) by Foremost or KWESST if there has been a breach of any of the material representations, warranties, covenants and agreements on the part of the other Party (the "Breaching Party") set forth in this Agreement, which breach has or will result in the failure of the conditions set forth in Section 9.1, 10.1 or 11.1, as the case may, to be satisfied and in each case has not been cured within ten (10) Business Days following receipt by the Breaching Party of written notice of such breach from the non-breaching Party (the "Non-Breaching Party");

(d) by any Party if any permanent order, decree, ruling or other action of a court or other competent authority restraining, enjoining or otherwise preventing the consummation of the Transactions shall have become final and non-appealable;

(e) by Foremost or KWESST if the Amalgamation is not completed by the Termination Date provided that the Party then seeking to terminate this Agreement is not then in default of any of its material obligations hereunder; and

(f) by Foremost or KWESST if the other Party has breached the provisions of Section 8.4 hereof in any material manner.

12.4 Survival of Representations and Warranties; Limitation

No investigation by or on behalf of any party prior to the execution of this Agreement will mitigate, diminish or affect the representations and warranties made by the other parties.  The representations and warranties set forth in herein shall expire and be terminated on the earlier of the Effective Date or the termination of this Agreement.  This Section 12.4 will not limit any covenant or agreement of any of the parties, which, by its terms, contemplates performance after the Effective Time or the date on which this Agreement is terminated, as the case may be.

ARTICLE 13
MISCELLANEOUS

13.1 Further Actions

From time to time, as and when requested by any Party, the other Parties shall execute and deliver, and use all commercially reasonable efforts to cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably requested in order to:

(a) carry out the intent and purposes of this Agreement;

(b) effect the Amalgamation; and

(c) consummate and give effect to the other Transactions, covenants and agreements contemplated by this Agreement.

13.2 Expenses

Each of the Parties shall be responsible for its own costs and charges incurred with respect to the Transactions contemplated herein including, without limitation, all legal and accounting fees and disbursements relating to preparing this Agreement or otherwise relating to the Transactions contemplated herein.

13.3 Entire Agreement

This Agreement, which includes the Schedules hereto and the other documents, agreements, and instruments executed and delivered pursuant to or in connection with this Agreement, contains the entire Agreement between the Parties with respect to matters dealt within herein and, except as expressly provided herein, supersedes all prior arrangements or understandings with respect thereto, including the Letter of Intent.

13.4 Descriptive Headings

The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

13.5 Notices

A notice or other communication to a party under this Agreement is valid if (a) it is in writing, and (b) it is delivered by hand, by registered mail, or by any courier service that provides proof of delivery, or (c) it is sent by electronic mail, and (d) it is addressed using the information for that Party set out below (or any other information specified by that Party in accordance with this Section 13.5):

(a) If to Foremost:

Foremost Ventures Corp.
Suite 1510, 789 West Pender Street
Vancouver, British Columbia
V6C 1H2

Attention:  John Thompson

email:  jthompson@union-securities.com

(b) If to KWESST:

KWESST Inc.
260 Terence Matthews Crescent, Suite 100,
Kanata, Ontario
K2M 2C7

Attention:  Jeff MacLeod

email:macleod@kwesst.com

or to such addresses as each Party may from time to time specify by notice.

Any notice will be deemed to have been given and received:

(a) if personally delivered, then on the day of personal service to the recipient party, provided that if such date is a day other than a Business Day such notice will be deemed to have been given and received on the first Business Day following the date of personal service;

(b) if by pre-paid registered mail, then the first Business Day, after the expiration of five (5) days following the date of mailing; or

(c) if sent by e-mail and successfully transmitted prior to 4:30 pm on a Business Day where the recipient is located, then on that Business Day, and if transmitted after 4:30 pm on a Business Day where the recipient is located or on the day that is not a Business Day where the recipient is located, then on the first Business Day following the date of transmission.

13.6 Governing Law

This Agreement shall be governed by and construed in accordance with the Laws of the Province of Ontario and the federal laws of Canada applicable therein, and the Parties hereby further irrevocably attorn to the jurisdiction of the Courts of the Province of Ontario in respect of any matter arising hereunder or in connection with the Transactions contemplated in this Agreement.

13.7 Enurement and Assignability

This Agreement shall be binding upon and shall enure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns, provided that this Agreement shall not be assignable otherwise than by operation of law by either Party without the prior written consent of the other Parties, and any purported assignment by any Party without the prior written consent of the other Party shall be void.

13.8 Confidentiality

The information provided by each of Foremost, Subco and KWESST, in any form whether written, electronic or verbal, as to its financial condition, business, properties, title, assets and affairs (including any material contracts) as may reasonably be requested by the other party will be kept confidential by each party (the "Confidential Information"), other than information that:

(a) has become generally available to the public;

(b) was available to a Party or its Representatives on a non-confidential basis before the date of this Agreement; or

(c) has become available to a Party or its Representatives on a non-confidential basis from a person who is not, otherwise bound by confidentiality obligations to the provider of such information or otherwise prohibited from transmitting the information to the party or its Representatives.

Confidential Information of a Party may be released or disclosed by the other Party to a third party with the prior written consent of the disclosing Party, which consent shall not be unreasonably withheld, except to the extent that such disclosure may be necessary for observance of all applicable Laws or stock exchange requirements or for accomplishment of the purposes of this Agreement.  A copy of all information disclosed by a Party (whether or not requiring permission pursuant to this section) shall be given forthwith to the other Parties.

13.9 Waivers and Amendments

Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing.  A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit, or waive a Party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

13.10 Severability

If any provision of this Agreement is or becomes illegal, invalid or unenforceable, in whole or in part, the remaining provisions will nevertheless be and remain valid and subsisting and the said remaining provisions will be construed as if this Agreement had been executed without the illegal, invalid or unenforceable provision.

13.11 Currency

Except as otherwise set forth herein, all references to amounts of money in this Agreement are to Canadian Dollars.

13.12 Counterparts

This Agreement may be signed in counterparts, each of which will be deemed to be an original and together will be deemed to constitute the same instrument.  This Agreement may be signed and delivered manually or electronically.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the day and year first above written.

FOREMOST VENTURES CORP.

By:

"John Thompson"
John Thompson, Chief Executive Officer

KWESST INC.

By:

"Jeff MacLeod"
Jeff MacLeod, President

2751530 ONTARIO INC.

"Frank Stronach"
Frank Stronach
Authorized Signatory

SCHEDULE "A '
ARTICLES OF AMALGAMATION

SCHEDULE "B"
ARTICLES OF AMENDMENT

SCHEDULE "C"
KWESST DISCLOSURE SCHEDULES

SCHEDULE "D"
KWESST OPTIONS AND WARRANTS

KWESST Options

Options #	Expiry	Strike Price
925,000	February 28, 2025	$0.65

EXISTING KWESST 2022 Warrants

Shareholder Warrants #	Expiry	Strike Price
15,000	January 30, 2022	$0.40

EXISTING KWESST 2024 Warrants

Shareholder Warrants #	Expiry	Strike Price
8,500,000	June 14, 2024	$0.20

SCHEDULE "E"
FOREMOST OPTIONS

Optionee	Number of Foremost Shares Reserved	Exercise Price	Expiry Date
Azim Dhalla	100,000	$0.10	June 15, 2023
Frank Stronach	100,000	$0.10	June 15, 2023
John McCoach	100,000	$0.10	June 15, 2023
John Thompson	100,000	$0.10	June 15, 2023

FOREMOST AGENT'S WARRANTS

Warrantholder	Number of Foremost Shares Reserved	Exercise Price	Expiry Date
National Bank ITF Chippingham Financial Group	200,000	$0.10	June 15, 2020
Leslie Frame	98,000	$0.10	June 15, 2020
Errol Wong	98,000	$0.10	June 15, 2020
PI Financial Corp.	4,000	$0.10	June 15, 2020

SCHEDULE "F"
CERTIFICATE OF A U.S. KWESST SHAREHOLDER

TO: Foremost Ventures Corp.

AND TO: KWESST Inc.

Pursuant to an Amalgamation Agreement (the "Agreement") among Foremost Ventures Corp. (the "Issuer"), 2751530 Ontario Ltd. ("Subco"), and KWESST Inc. ("KWESST"), the shareholders of KWESST (the "Shareholders") will exchange their outstanding common shares of KWESST ("KWESST Shares") for common shares of the Issuer (the "Issuer Shares") on the basis of one Issuer Shares for each KWESST Share held, and Subco will amalgamate with KWESST (the "Transaction").  In connection with the Transaction, the name of the Issuer will be changed to "KWESST Inc." or another name acceptable to KWESST.

The representations, warranties and covenants in this Certificate will form the basis for the exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, for the issuance of the Issuer Shares to Shareholders in exchange for their KWESST Shares upon completion of the Transaction (the "Exchange").

In connection with the Transaction and the Exchange, the undersigned (the "KWESST Shareholder"), on his/her/its own behalf and on behalf of any beneficial holder for whom he/she/it is acting, represents and warrants to, and covenants with, the Issuer and KWESST that:

1. The KWESST Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Issuer Shares and is able to bear the economic risk of loss of its entire investment.

2. The KWESST Shareholder has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Exchange, and the KWESST Shareholder has had access to such information concerning the Issuer, including its public reports available on the Internet at www.sedar.com, as the KWESST Shareholder has considered necessary or appropriate in connection with its investment decision to acquire the Issuer Shares.

3. The KWESST Shareholder understands that none of the Issuer Shares have been or will be registered under the U.S. Securities Act, or the securities laws of any state of the United States, and that the issuance of the Issuer Shares in exchange for the KWESST Shares is being made only to "accredited investors", as defined in Rule 501(a) of Regulation D under the U.S. Securities Act ("Accredited Investors"), in reliance on the exemption from such registration requirements provided by Rule 506(b) of Regulation D under the U.S. Securities Act.

4. The KWESST Shareholder is an Accredited Investor and is acquiring the Issuer Shares for his/her/its own account, or for the account of another Accredited Investor as to which the undersigned exercises sole investment discretion, for investment purposes only and not with a view to any resale, distribution or other disposition of the Issuer Shares in violation of the United States federal or state securities laws.

5. If the KWESST Shareholder is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then the KWESST Shareholder (and any beneficial holder on whose behalf he/she is acting) satisfies one or more of the categories of Accredited Investor indicated below (please place an "S" on the appropriate line(s) below that applies to the undersigned KWESST Shareholder and a "BH" on the appropriate line(s) below that applies to the beneficial holder (if any)):

__________

A natural person whose individual "net worth", or joint "net worth" with that person's spouse, at the date of this Certificate exceeds US $1,000,000;

For purposes of calculating "net worth" under this paragraph:

(i) The person's primary residence shall not be included as an asset;

(ii) Indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii) Indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

__________

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

6. If the KWESST Shareholder is a corporation, partnership, trust or other entity, then it (and any beneficial KWESST Shareholder on whose behalf it is acting) satisfies one or more of the categories of Accredited Investor indicated below (please place an "S" on the appropriate line(s) below that applies to the undersigned KWESST Shareholder and a "BH" on the appropriate line(s) below that applies to the beneficial holder (if any)):

__________

A bank as defined in section 3(a)(2) of the U.S. Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity;

__________	A broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934, as amended;

__________	An insurance company as defined in section 2(a)(13) of the U.S. Securities Act;

__________	An investment company registered under the United States Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act;

__________	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended;

__________

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US $5,000,000;

__________

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

__________

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended (the "Code"), a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Issuer Shares, with total assets in excess of US $5,000,000;

__________

A trust that (a) has total assets in excess of US $5,000,000, (b) was not formed for the specific purpose of acquiring the Shares, and (c) whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Issuer Shares;

__________	A private business development company as defined in Section 202(a)(22) of the United States Investment Representatives Act of 1940, as amended; or

__________	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories set forth in paragraph 5 of this Certificate and/or this paragraph 6.

7. The KWESST Shareholder is not acquiring the Issuer Shares as a result of any form of "general solicitation or general advertising" (as such terms are used in Regulation D under the U.S. Securities Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

8. The KWESST Shareholder agrees that if the KWESST Shareholder decides to offer, sell, pledge or otherwise transfer any of the Issuer Shares, the KWESST Shareholder will not offer, sell, pledge or otherwise transfer any of such Issuer Shares, directly or indirectly, unless the transfer is made:

(a) to the Issuer;

(b) outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c) pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws; or

(d) in a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws; and

the KWESST Shareholder has prior to such transfer pursuant to subsection (c) or (d) furnished to the Issuer an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer to such effect.

9. The certificates representing the Issuer Shares, and any certificates issued in exchange or substitution for such securities, will bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE U.S. SECURITIES ACT.  THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

If the Issuer Shares are being sold in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with Canadian local laws and regulations, the legend may be removed by providing a declaration to the Issuer and its transfer agent substantially in the form set forth in Exhibit I hereto (or as the Issuer may prescribe from time to time), and, if requested by the Issuer's transfer agent, an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Issuer, to the effect that the transfer is being made in compliance with Rule 904 of Regulation S under the U.S. Securities Act.

If any of the Issuer Shares are being sold pursuant to Rule 144 under the U.S. Securities Act, if available, the legend may be removed by delivery to the Issuer and its transfer agent of an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Issuer, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

10. The KWESST Shareholder consents to the Issuer making a notation on its records or giving instructions to its transfer agent in order to implement the restrictions on transfer set forth and described in this Certificate.

11. The KWESST Shareholder understands and agrees that there may be material tax consequences to the KWESST Shareholder of the acquisition, holding, exercise or disposition of the Issuer Shares, and that the KWESST Shareholder is the sole responsibility of the KWESST Shareholder to determine and assess such tax consequences as may apply to its particular circumstances.  The Issuer does not give any opinion or make any representation with respect to the tax consequences to the KWESST Shareholder under United States, state, local or foreign tax law of the undersigned's acquisition, holding, exercise or disposition of such Issuer Shares; in particular, no determination has been made whether the Issuer will be a "passive foreign investment company" within the meaning of Section 1297 of the Code.

12. The KWESST Shareholder understands that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

13. The KWESST Shareholder is in the United States.  The address at which the KWESST Shareholder received and accepted the offer to acquire the Issuer Shares is the address listed on the execution page of this Certificate.

14. The KWESST Shareholder understands that the Issuer Shares are "restricted securities", as defined in Rule 144(a)(3) under the U.S. Securities Act, and that the KWESST Shareholder may dispose of the Issuer Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption from the registration requirements of the U.S. Securities Act.  The KWESST Shareholder understands and acknowledges that the Issuer is not obligated to file and has no present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Issuer Shares in the United States.  Accordingly, the KWESST Shareholder understands that absent registration under the U.S. Securities Act or an exemption therefrom, the KWESST Shareholder may be required to hold the Issuer Shares indefinitely.

15. The KWESST Shareholder understands that (i) if the Issuer is deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a "Shell Company"), Rule 144 under the U.S. Securities Act may not be available for resales of the Issuer Shares, and (ii) the Issuer is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Issuer Shares.  Because the Issuer is considered to have been a "capital pool company" prior to the Transaction, the Issuer would be considered to have been a Shell Company, and consequently, Rule 144 under the U.S. Securities Act is not available for resales of the Issuer Shares unless and until the Issuer has satisfied the applicable conditions set forth in Rule 144 under the U.S. Securities Act or in other guidance issued by the United States Securities and Exchange Commission.  As a result, Rule 144 under the U.S. Securities Act may never be available for resales of the Issuer Shares.

16. The KWESST Shareholder understands that the Issuer is incorporated under the laws of the Province of Ontario, that substantially all of the Issuer's assets are located outside the United States and that most or all of its directors and officers are residents of countries other than the United States, and, as a result, it may be difficult for the KWESST Shareholder to effect service of process within the United States upon the Issuer or its directors or officers, or to realize in the United States upon judgments of courts of the United States predicated upon civil liability of the Issuer and its directors and officers under the U.S. federal securities laws.

17. The KWESST Shareholder understands that no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect, to the Issuer Shares.

18. If required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, the KWESST Shareholder will execute, deliver and file and otherwise assist the Issuer in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Issuer Shares.

19. The KWESST Shareholder understands and acknowledges that the KWESST Shareholder is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Issuer and KWESST in determining its eligibility to acquire the Issuer Shares in exchange for the KWESST Shares upon completion of the Transaction.  The KWESST Shareholder understands that the representations, warranties and covenants made by the KWESST Shareholder in this Certificate will form the basis of the exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws for the issuance of the Issuer Shares in exchange for the KWESST Shares following completion of the Transaction.

"United States" means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

The statements made in this Certificate are true and accurate to the best of my information and belief and I will promptly notify the Issuer and KWESST of any changes in any representation, warranty, agreement or other information relating to the undersigned set forth herein which takes place prior to the acquisition of the Issuer Shares.

In order to receive their Issuer Shares, each KWESST Shareholder that is in the United States must complete and sign this Certificate.

Capitalized terms used in this Schedule "F" and not defined herein have the meaning ascribed thereto in the Amalgamation Agreement to which this Schedule is annexed.

Dated ______________________________, 20

Signature of individual (if KWESST Shareholder is an individual)

Authorized signatory (if KWESST Shareholder is not an individual)

Name of KWESST Shareholder (please print)

Name of authorized signatory (please print)

EXHIBIT I TO SCHEDULE F
DECLARATION FOR REMOVAL OF LEGEND

TO: TSX Trust Company, as registrar and transfer agent for the common shares of Foremost Ventures Corp. (to be renamed KWESST Inc.)

AND TO:  Foremost Ventures Corp. (to be renamed KWESST Inc.) (the "Issuer")

The undersigned (A) acknowledges that the sale of the common shares of the Issuer represented by certificate number _______________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not an "affiliate" (as that term is defined in Rule 405 under the U.S. Securities Act) of the Issuer; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX Venture Exchange or another designated offshore securities market (as such term is defined in Regulation S under the U.S. Securities Act) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act.  Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:  ____________________________, 20__

Signature of individual (if KWESST Shareholder is an individual)

Authorized signatory (if KWESST Shareholder is not an individual)

Name of KWESST Shareholder (please print)

Name of authorized signatory (please print)